UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 19, 2011

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

On September 19, 2011, MTS Systems Corporation (the “Company”) issued a press release announcing that it had received notification by the U. S. Department of the Air Force (the “Air Force”) that it has lifted its suspension of the Company, effective immediately.

As previously disclosed by the Company, the suspension, imposed by the Air Force on March 11, 2011, had restricted the Company from federal government contracting and from receiving the benefits of federal assistance programs. The basis for suspension was the Company’s failure since 2008 to disclose in its Online Representations and Certifications Application (ORCA) that it had previously been convicted in 2008 of two misdemeanor counts of making false statements. The Company also failed to timely notify the Air Force and other agencies of its inaccurate ORCA submissions and of an on-going investigation by the U.S. Department of Justice and the U. S. Department of Commerce’s Office of Inspector General.

The Company has entered into an Administrative Agreement, dated September 19, 2011, with the Air Force (the “Administrative Agreement”) that sets forth the conditions under which the suspension has been lifted. These material terms and conditions of the Administrative Agreement include:

•	continued enhancement of the Company’s business ethics and compliance program and policies,
•	creation of General Counsel/Chief Compliance Officer and Director of Compliance positions responsible for the Company’s compliance program,
•	initial and periodic refresher employee training on compliance, ethics and applicable law,
•	periodic audit of the compliance and ethics program and internal controls, fulfillment of the Administrative Agreement and compliance with government contracting requirements,
•	enhanced internal investigation, self-reporting and corrective action obligations,
•	the retention by the Company of an independent compliance monitor to inspect the Company’s compliance with the Administrative Agreement and applicable law, with reports to the Air Force, and
•	amendment of the Code of Conduct as recommended by the independent compliance monitor and certification by all U.S. employees.

The lifting of the suspension allows the Company to resume federal government contracting and to receive the benefit of federal assistance programs, as well as to resume serving those state and local government and commercial customers that decline to do business with entities suspended from government contracting.

The investigation of the Company by the U.S. Department of Commerce and the U.S. Attorney’s Office for the District of Minnesota as previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended July 2, 2011, as filed with the Securities and Exchange Commission on August 5, 2011, is continuing and is not affected by the lifting of the suspension by the USAF. The Company continues to cooperate fully with this investigation.

A copy of the Administrative Agreement is furnished as Exhibit 99.1 and incorporated herein by reference in response to this Item 8.01. The foregoing description of the Administrative Agreement is qualified in its entirety by reference to the full text of such agreement.

On September 19, 2011, the Company issued a press release pertaining to the matters discussed above. The press release described in this Item 8.01 is attached hereto as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Administrative Agreement, dated as of September 19, 2011, by and between MTS Systems Corporation and the U.S. Department of Air Force.

99.2	Press Release regarding the lifting of suspension, issued on September 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: September 19, 2011	By:	/s/ Susan E. Knight
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Administrative Agreement, dated as of September 19, 2011, by and between MTS Systems Corporation and the U.S. Department of the Air Force.

99.2	Press Release regarding the lifting of suspension, issued on September 19, 2011.